UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 8, 2007

HASTINGS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
TEXAS
(State or other jurisdiction of incorporation or organization)

000-24381	75-1386375

(Commission File Number)	(I.R.S. Employer Identification Number)

3601 Plains Blvd, Amarillo, Texas	79102

(Address of principal executive offices)	(Zip Code)
(806) 351-2300
(Registrant’s telephone number, including area code)
NONE
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HASTINGS ENTERTAINMENT, INC.
SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 8, 2007, the Board of Directors of Hastings Entertainment, Inc., a Texas corporation (the “Company”) adopted Amended and Restated Bylaws (the “Restated Bylaws”) amending Sections 10.1, 10.2, 10.4 and 10.5 of the Company’s existing Bylaws, effective on December 8, 2007, to permit the issuance of shares of the Company’s capital stock in uncertificated form. The amendments will permit direct or “book-entry” registration of shares of the Company’s capital stock and thereby facilitate the Company’s eligibility to participate in a direct registration system (“DRS”). DRS will allow shares of the Company’s capital stock to be owned, reported and transferred electronically in uncertificated form and without the need for physical stock certificates.
     The summary above is qualified in its entirety by the Restated Bylaws filed herewith as Exhibit 3.1 to this report and incorporated herein by reference.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K;

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Hastings Entertainment, Inc.

HASTINGS ENTERTAINMENT, INC.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2008	Hastings Entertainment, Inc.
(Registrant)

	By:	Dan Crow
Vice President,
Chief Financial Officer
(Principal Financial and Accounting Officer)